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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A
                                (AMENDMENT NO. 3)
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


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                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)



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             DELAWARE                   0-22486                13-3649750
       (State or other          (Commission File Number)    (I.R.S. Employer
 jurisdiction of incorporation)                          Identification Number)
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       600 CONGRESS AVENUE
            SUITE 1400                                           78701
           AUSTIN, TEXAS                                       (Zip code)
       (Address of principal
        executive offices)
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       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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         The registrant, Capstar Communications, Inc. ("Capstar Communications") hereby amends its Current Report on Form 8-K filed September 27, 1999, as amended on October 13, 1999 and October 28, 1999 as set forth herein.

ITEM 5. OTHER EVENTS.

         In a press release dated November 5, 1999, a copy of which is filed as
Exhibit 99.5 hereto, Capstar Communications, an indirect subsidiary of AMFM Inc., announced the fourth amendment of its tender offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes") and concurrent solicitation of consents of proposed amendments to the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1     --        Press release, dated September 27, 1999.(1)
         99.2     --        Press release, dated October 13, 1999.(2)
         99.3     --        Press release, dated October 25, 1999.(3)
         99.4     --        Press release, dated October 26, 1999.(3)
         99.5     --        Press release, dated November 5, 1999.

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(1) Previously filed as an exhibit to the Form 8-K of Capstar Communications filed September 27, 1999.

(2) Previously filed as an exhibit to the Form 8-K/A of Capstar Communications filed October 13, 1999.

(3) Previously filed as an exhibit to the Form 8-K/A of Capstar Communications filed October 28, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAPSTAR COMMUNICATIONS, INC.
                                  (Registrant)



                                   By: /s/ W. SCHUYLER HANSEN
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                                       W. Schuyler Hansen
                                       Senior Vice President and
                                       Chief Accounting Officer


Date:    November 9, 1999

                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER                         DESCRIPTION
   -------                        -----------
     99.1  --   Press release, dated September 27, 1999(1)
     99.2  --   Press release, dated October 13, 1999(2)
     99.3  --   Press release, dated October 25, 1999(3)
     99.4  --   Press release, dated October 26, 1999(3)
     99.5  --   Press release, dated November 5, 1999

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(1) Previously filed as an exhibit to the Form 8-K of Capstar Communications filed September 27, 1999.

(2) Previously filed as an exhibit to the Form 8-K/A of Capstar Communications filed October 13, 1999.

(3) Previously filed as an exhibit to the Form 8-K/A of Capstar Communications filed October 28, 1999.